UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) July 10, 2006



                                Neurologix, Inc.
                                ----------------
               (Exact Name of Registrant as Specified in Charter)

                        Commission File Number: 000-13347
                                                ---------

               Delaware                               06-1582875
               --------                               ----------
   (State or other Jurisdiction of       (I.R.S. Employer Identification No.)
            Incorporation)

                  One Bridge Plaza, Fort Lee, New Jersey 07024
                  --------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (201) 592-6451
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Effective July 10, 2006, Dr. Christine V. Sapan, age 58, has been appointed as Senior Vice President, Chief Development Officer of Neurologix, Inc. (the "Company"). Prior to joining the Company, Dr. Sapan was employed for 18 years at Nabi Biopharmaceuticals, a vertically integrated biopharmaceutical company that focuses on serious unmet medical needs including infectious diseases, most recently serving as Vice President, Project Management from 2001 to 2005. Dr. Sapan has a Ph.D in Experimental Pathology and an M.S. in Human Physiology from the University of North Carolina.

         Dr. Sapan's initial base annual salary will be $225,000 and she will be eligible to receive a discretionary annual bonus, with a target bonus of 40% of her annual salary. Dr. Sapan has been granted options to purchase 250,000 shares of the Company's common stock at an exercise price of $1.20 per share, which vest over three years. Dr. Sapan will also be entitled to receive a payment of twelve months' salary in the event she is terminated without cause.

         On July 13, 2006 the Company issued a press release announcing Dr. Sapan's appointment. The press release is furnished herewith as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits.

         (d) Exhibits

           99.1   Press Release issued by Neurologix, Inc. dated July 13, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 13, 2006



                                              NEUROLOGIX, INC.

                                              By: /s/ Marc L. Panoff
                                                  -----------------------
                                                  Marc L. Panoff
                                                  Chief Financial Officer